                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/
    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      IDS Special Tax-Exempt Series Trust
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


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     3) Per unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11:*


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     4) Proposed maximum aggregate value of transaction:


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*    Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


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     3) Filing Party:


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     4) Date Filed:


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
                          IDS INSURED TAX-EXEMPT FUND
                       IDS MASSACHUSETTS TAX-EXEMPT FUND
                          IDS MICHIGAN TAX-EXEMPT FUND
                         IDS MINNESOTA TAX-EXEMPT FUND
                          IDS NEW YORK TAX-EXEMPT FUND
                            IDS OHIO TAX-EXEMPT FUND
                              FUNDS MAKING UP THE
                      IDS SPECIAL TAX-EXEMPT SERIES TRUST
                           901 MARQUETTE AVENUE SOUTH
                                   SUITE 2810
                       MINNEAPOLIS, MINNESOTA 55402-3268

                   NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 9, 1994

                                                              September 17, 1994

Dear Shareholder:

    We will hold a regular meeting of the shareholders of IDS Insured Tax-Exempt Fund, IDS Massachusetts Tax-Exempt Fund, IDS Michigan Tax-Exempt Fund, IDS Minnesota Tax-Exempt Fund, IDS New York Tax-Exempt Fund and IDS Ohio Tax-Exempt Fund (the "Funds" funds making up the IDS Special Tax-Exempt Series Trust, (the "Trust") at 2:00 p.m. on November 9, 1994, at the Marquette Hotel, 7th and Marquette, Minneapolis, Minnesota in the Lake Superior Room on the fourth floor. The purposes of the meeting include the election of Board members, consideration of a new agreement between the Trust and IDS Financial Corporation ("IDS") with changes in the fee structure, and changes to the Funds' investment policies. The agenda for the meeting is on the next page.
    Please take the time to read the proxy statement which discusses each agenda item. The Board of Trustees has approved the proposals and recommends that you vote in favor of each item. If you were a shareholder on September 11, 1994, you may vote at the meeting or any adjournment of the meeting. We hope you can attend. For those of you who cannot attend, the enclosed card is for your vote. Please be sure to sign the card and return it to us as soon as possible in the enclosed postage-paid envelope. The latest annual report was previously mailed to you.

                                                 LESLIE L. OGG
                                                 Secretary

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. PLEASE FILL IN AND SIGN THE ENCLOSED CARD. PROMPT RESPONSE WILL SAVE YOUR FUND THE COST OF ADDITIONAL MAILINGS.

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
                                     AGENDA

(1) To elect 14 Board members;

(2) To ratify or reject the selection of KPMG Peat Marwick as the independent auditors for the Trust;

(3) To approve or reject a new Investment Management and Services Agreement with IDS with an increase in the fees;

(4) To approve or reject a change in the investment policies of the Fund to permit the Fund to invest all of its assets in another investment company with substantially the same investment objectives, policies and restrictions as the Fund;

(5) To approve or reject changes to certain fundamental investment policies;

(6) To transact any other business that comes before the meeting.

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
                                PROXY STATEMENT

    As   a  shareholder  of   IDS  Insured  Tax-Exempt   Fund  ("Insured"),  IDS
Massachusetts Tax-Exempt Fund  ("Massachusetts"), IDS  Michigan Tax-Exempt  Fund
("Michigan"),   IDS  Minnesota  Tax-Exempt  Fund  ("Minnesota"),  IDS  New  York
Tax-Exempt Fund ("New York") or IDS Ohio Tax-Exempt Fund ("Ohio")  (individually a "Fund" and collectively the "Funds"), funds making up the IDS Special Tax-Exempt Series Trust (the "Trust"), you are invited to attend a regular meeting of the Fund. At the meeting, the shareholders will vote on the matters described below. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board of Trustees (the "Board") is asking permission to vote for you. The shares will be voted the way you mark the boxes on the enclosed card. Proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Abstentions will be counted toward a quorum, but will have the same effect as a no vote in determining whether a proposal is approved.
    To avoid the cost of further solicitation, it is important for you to vote promptly. If you think you might not attend, please complete the card. If your plans change and you can attend, simply see the Secretary at the meeting and tell him you will be voting your shares in person. Also, if you change your mind after you send in the card, you may change your vote or revoke it by writing us or by sending another card. Make sure you sign and date the card and return it to us.
    On  September 11, 1994, the Trust had          shares outstanding. The Funds
in the  Trust  had shares  outstanding  as follows:  Insured  --               ;
Massachusetts --         ; Michigan --         ; Minnesota --         ; New York
- --          ; Ohio --          . As far as the Board has been able to determine,
as of September 1, 1994, no shareholder owned 5% or more of the outstanding shares of the Fund. It is estimated that this proxy statement will be mailed to shareholders on September 17, 1994.

                         (1) ELECTION OF BOARD MEMBERS

    The Board has set the number of persons who serve on the Board at 14. Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by resolution of the Board. Under the current resolution of the Board, members who were serving on the Board of any fund in the IDS MUTUAL FUND GROUP (the "GROUP") on January 1, 1988, serve until the end of the meeting of the Board following their 75th birthday and all other members serve through the meeting following their 70th birthday.
    In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. By completing the card, you give the proxies the right to vote for the persons named below. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.
    The persons nominated to serve on the Board are set forth below. Each of the nominees is a nominee for trustee or director of each of the other funds within the GROUP except William Dudley who is director of all the publicly offered Funds. The GROUP currently consists of 42 funds with assets of approximately $44 billion. Each nominee was elected a member of the Board at the last shareholders' meeting except for Lynne Cheney, David Hubers, Heinz Hutter and Angus Wurtele.
    All of the nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information about each nominee is provided below. It includes the period of service as a Board member of funds in the GROUP, the number of shares each owns in the Trust and in all the funds in the GROUP and the current committee assignments. Shareholders of the Funds vote as a group in electing Board members. Election requires a vote by a majority of the shares present or represented at the meeting.

LYNNE V. CHENEY         Board member since 1994                           Age 53

Distinguished Fellow, American Enterprise Institute for Public Policy Research. Former Chair of National Endowment of the Humanities. Director, The Reader's
Digest Association Inc., Lockhead Corporation, and the Interpublic Group of Companies, Inc. (advertising).

Shares owned: Trust         GROUP
Committee assignment: Audit

WILLIAM H. DUDLEY**     Board member since 1991                           Age 62

Executive vice president and director of IDS Financial Corporation ("IDS").

Shares owned: Trust         GROUP
Committee assignment: Executive

ROBERT F. FROEHLKE      Board member since 1987                           Age 71

Former president of all funds in the GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

Shares owned: Trust         GROUP
Committee assignments: Contracts, Executive, Personnel

DAVID R. HUBERS**       Board member since 1993                           Age 51

President, chief executive officer and director of IDS. Previously, senior vice president, finance and chief financial officer of IDS.

Shares owned: Trust         GROUP

HEINZ F. HUTTER         Board member since 1994                           Age 65

President   and  chief  operating   officer,  Cargill,  Incorporated  (commodity
merchants and processors) since February 1991. Executive vice president from 1981 to February 1991.

Shares owned: Trust         GROUP

ANNE P. JONES           Board member since 1985                           Age 59

Partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Shares owned: Trust         GROUP
Committee assignment: Contracts

DONALD M. KENDALL       Board member since 1968                           Age 73

Former chairman and chief executive officer, PepsiCo, Inc.

Shares owned: Trust         GROUP
Committee assignment: Audit

MELVIN R. LAIRD         Board member since 1974                           Age 72

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Chairman of the board, COMSAT Corporation, former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The

Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public Accountants).

Shares owned: Trust         GROUP
Committee assignment: Personnel

LEWIS W. LEHR           Board member since 1986                           Age 73

Former chairman of the board and chief executive officer, Minnesota Mining and Manufacturing Company (3M). Director, Jack Eckerd Corporation (drugstores). Advisory Director, Peregrine Inc. (microelectronics).

Shares owned: Trust         GROUP
Committee assignments: Audit, Personnel

WILLIAM R. PEARCE*      Board member since 1980                           Age 66

President of all funds in the GROUP since June 1993. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Shares owned: Trust         GROUP
Committee assignments: Contracts, Executive

EDSON W. SPENCER        Board member since 1991                           Age 68

President, Spencer Associates Inc. (consulting). Chairman of the board, Mayo Foundation (healthcare). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products) and CBS Inc. Member of International Advisory Councils, Robert Bosch (Germany) and NEC (Japan).

Shares owned: Trust         GROUP
Committee assignments: Audit, Executive

JOHN R. THOMAS**        Board member since 1987                           Age 57

Senior vice president and director of IDS.

Shares owned: Trust         GROUP

WHEELOCK WHITNEY        Board member since 1977                           Age 68

Chairman, Whitney Management Company (manages family assets).

Shares owned: Trust         GROUP
Committee assignment: Audit, Contracts, Executive, Personnel

C. ANGUS WURTELE        Board member since 1994                           Age 60

Chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

Shares owned: Trust         GROUP

 *Interested person by reason of being an officer and employee of the Fund.

**Interested person by reason of being an officer, director, securityholder and/or employee of IDS or American Express Company ("American Express").

 +Shares owned by family members in which nominee disclaims any beneficial ownership.

    As of September 1, 1994, all executive officers and Board members as a group beneficially owned directly or indirectly less than 1% of the shares of the Trust.
    The committees have been appointed to facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. It focuses on investment activities, routine compliance issues and oversight of various operational functions. The Joint Audit Committee meets with representatives of the independent auditors to consider the scope of annual audits and reviews the results of those audits. It receives reports from IDS Internal Audit that pertain to the Fund's operations and addresses special areas of concern. The Contracts Committee, under the full Board's direction, negotiates contracts and monitors, evaluates and reports to the Board the performance under the terms of those contracts. The Joint Personnel Committee makes recommendations with respect to the composition of the Board and the compensation of the members, officers and staff of the Funds. Candidates for vacancies on the Board must have a background that gives promise of making a significant contribution to furthering the interests of all shareholders. Shareholders wishing to suggest candidates should write in care of Joint Personnel Committee, IDS MUTUAL FUND GROUP, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.
    Over the last fiscal year, the Board held 10 meetings, the Executive Committee met twice a month, and the Audit, Contracts and Personnel Committees met 5, 5 and 7 times respectively. Average attendance at the Board was 95% and no nominee attended less than 75% of the meetings of the Board and the committees on which she or he serves.
    Members who are not officers of the Funds or directors of IDS receive an annual fee and retirement benefits from the Funds. They also receive attendance and other fees, the cost of which the Funds share with the other funds in the GROUP. Members of the Board of each Fund receive an annual fee of $750 for Insured, $250 for Massachusetts, $250 for Michigan, $500 for Minnesota, $250 for New York, and $250 for Ohio, and upon retirement at age 70, or earlier if for health reasons, such members receive monthly payments equal to 1/2 of the annual fee divided by 12 for as many months as the member served on the Board up to 120 months or until the date of death. There are no death benefits and the plan is not funded. The fees shared with other funds are those for attendance for meetings of the Contracts Committee or Board, $500, meetings of the Audit, Executive, and Personnel Committees, $300, out-of state, $500, and Chair of Contracts Committee, $5,000. Expenses also are reimbursed.
    During the last fiscal year, the members of the Board, for attending up to 51 meetings, received the following compensation, in total, from all the funds in the GROUP.

                        NOMINEE COMPENSATION FROM GROUP

                                               Retirement      Estimated
                                Aggregate       Benefits        Annual      Total Cash
                              Compensation     Accrued as     Benefit on   Compensation
Nominee                        from Funds    Funds Expenses   Retirement    from GROUP
- ----------------------------  -------------  ---------------  -----------  -------------
Lynne V. Cheney                 $   1,551       $       0      $   1,125     $   5,396
Robert F. Froehlke                  4,734           2,709          1,125        34,351
 (part of year)
Anne P. Jones                       3,864             693          1,125        30,217
Donald M. Kendall                   3,390           3,088          1,070        28,910
Melvin R. Laird                     3,834           2,397          1,125        30,455
Lewis W. Lehr                       3,894           3,217          1,061        29,948
William R. Pearce                       0           1,036          1,125             0
 (part of year)
Edson W. Spencer                    3,852           1,578            601        30,560
Wheelock Whitney                    4,224           1,451          1,125        31,844

    Besides Mr. Pearce, who is president, the Funds' other officer is:
    Leslie L. Ogg, 56, Vice president and general counsel of all publicly offered funds in the GROUP since 1978. Vice president and secretary of the Life Funds and treasurer and secretary of all publicly offered funds in the GROUP since July 1989.
    Officers serve at the pleasure of the Board.
    During the last fiscal year, no officer earned more than $60,000 from the Funds. All officers as a group (two persons) earned cash compensation, including salaries and thrift plan, of $13,147.

                     (2) RATIFY OR REJECT THE SELECTION OF
                   KPMG PEAT MARWICK AS INDEPENDENT AUDITORS

    For the fiscal year ending June 30, 1995, KPMG Peat Marwick has been selected to serve as the independent auditors for the Funds. This selection was made by the members of the Board who are not officers of the Funds or associated with the investment manager pursuant to a recommendation by the Joint Audit Committee. When a meeting of shareholders is held, the selection also is considered by the shareholders.
    The audit services provided to the funds in the GROUP by KPMG Peat Marwick include the examination of the annual financial statements, assistance in connection with filings with the Securities and Exchange Commission (the "SEC") and meeting with the Joint Audit Committee. A representative of KPMG Peat Marwick is expected to be at the meeting and will have the opportunity to make a statement and answer questions.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to ratify the selection of the independent auditors. Ratification of the selection requires a vote by a majority of the shares present or represented at the meeting. If the selection of the independent auditors is not ratified, the Board will consider what further action must be taken.

                     (3) APPROVE OR REJECT A NEW INVESTMENT
                       MANAGEMENT AND SERVICES AGREEMENT
                          WITH AN INCREASE IN THE FEES

    IDS has provided the Funds investment advice, administrative services, transfer agent services and distribution since the Funds began operation. These services are now provided under four separate contracts.
    The Funds are considering two changes in its current structure. First, they are considering issuing multiple classes of shares. This would permit investors to choose when and how to pay a sales charge. Second, at some future time, the Funds may separate the asset management function from the investor services function, creating what are known as master/feeder funds. The master fund will offer its shares only to other investment companies and investment groups including pension plans and trust accounts. The master/ feeder structure facilitates the use of a number of different distribution channels. The master/feeder structure will not necessarily be used by all funds in the GROUP and will be implemented for these Funds only if the Board determines that it is in the best interests of the Funds and their shareholders.
    In order to proceed with the changes, new contracts with IDS are necessary. Under the proposed contracts, based on the net asset values and the number of
shareholder    accounts   in    the   Fund    in   1993,    shareholders   would
have paid an additional amount for each $1,000 invested as follows: Insured -- $1.10; Massachusetts -- $1.30; Michigan -- $1.30; Minnesota -- $1.20; New York
- -- $1.30; Ohio -- $1.30. In return for that increase, IDS believes it can provide more and better services to shareholders.
    The proposed contracts will become effective only if and when the Funds issue multiple classes of shares. If the proposed contracts are approved, the Funds plan to offer multiple classes of shares before the end of March 1995.
    BOARD DELIBERATIONS. In considering the desirability of issuing multiple classes of shares, the members of the Board took several steps. First, they asked the Board's Contracts Committee, composed of members who are not affiliated with IDS ("independent members"), to test and evaluate a plan to offer multiple classes of shares. The Committee determined that many investment companies are now offering multiple classes of shares because they give investors the choice among several sales charge load options. Also, they determined that issuing multiple classes of shares enables an investment company to offer shares more effectively to institutional and retirement accounts. Second, the Board asked the Committee to consider terms of the new contracts. By the end of 1993, proposed contract terms were deemed sufficiently complete to be considered and evaluated by all independent members of the Board. Third, the members of the Board approved the filing of an application with the SEC for the necessary authority to offer multiple classes of shares. An order approving the application was granted on March 16, 1994. Fourth, the Board authorized the Funds to seek a private letter ruling from the Internal Revenue Service to assure the plan to offer multiple classes of shares would not create any tax problems for the Funds or their shareholders. Multiple classes of shares will be issued only if that assurance is provided. If the private letter ruling has not yet been issued at the time the Fund intends to implement multiple classes of shares, the Fund may rely on an opinion of tax counsel.
    In February, the independent members of the Board began an evaluation of the plan and the proposed contracts against two standards: first, they had to offer important benefits both to the Funds and their shareholders and, second, they had to be fair to the Funds and their shareholders. In the course of this evaluation, independent members met with representatives of American Express, the parent company of IDS, and IDS to discuss the business plans of both companies. Also, they reviewed the changes taking place in the money management industry with noted research analysts and industry executives. And, they considered the benefits existing shareholders derive from continued growth of the Funds and tested the fairness of contract terms by employing the services of consultants considered experts in their fields.
    Independent members of the Board also reviewed five performance reports prepared by IDS and an extensive review of those reports by Price Waterhouse, a
service   it  has   provided  the   Funds  in  each   of  the   past  13  years.

The five reports, prepared for the Funds each year by IDS, cover investment performance, shareholder services, compliance, sales and marketing, and IDS' profitability from its relationships with all funds in the GROUP. In addition, they considered information provided by IDS in response to questions asked by the independent members and the Funds' staff and from various periodic reports given to the Board or to committees of the Board.
    CURRENT INVESTMENT MANAGEMENT AND SERVICES AGREEMENT. Currently, IDS provides investment advice and administrative services to the Funds under an
Investment Management and Services Agreement (the "IMS Agreement") which was last approved by shareholders on November 13, 1991. At that time, shareholders approved a change in the rate of the fee payable to IDS, a change in the language pertaining to payment of expenses, and the elimination of the contractual provisions applicable to services provided as transfer agent and dividend-disbursing agent. The Funds and IDS then entered into a separate Transfer Agent Agreement (the "TA Agreement").
    The fee paid to IDS for its services under the IMS Agreement is based on two components. The first component of the fee, a group asset charge, is based on a graduated scale applied to the net assets of all the funds, except the money-market funds, in the GROUP. The scale begins at 0.46% of net assets for the first $5 billion and declines for each additional $5 billion until a fee of 0.32% is paid for net assets exceeding $50 billion. The second component, an individual asset charge, is a fixed fee of 0.13% of the net assets of each of the Funds. The complete group asset charge schedule and net assets for all funds in the GROUP appear under the caption "Certain Information Concerning IDS" which follows later in this proxy statement.
    The Funds pays their taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses of the Funds; consultant fees; compensation of Board members, officers and employees (except anyone who is also an officer, director or employee of IDS or its affiliates); corporate filing fees; a portion of the Investment Company Institute dues; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the Funds, approved by the Board.
    If, at the end of any month, the fees payable by a Fund under the IMS Agreement and its nonadvisory expenses exceed the most restrictive applicable state expense limitation -- which at the current time is 2.5% of the first $30 million of the average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million on an annual basis -- IDS will assume all expenses in excess of the limit. IDS then may bill the Fund for those expenses in subsequent months up to the end of that fiscal year, but not after that date.

    Based on the current net assets in the GROUP, the effective rate paid by Insured under the current IMS Agreement is 0. % and under the proposed IMS Agreement is 0. %. The effective rate paid by the other Fund under the current IMS Agreement is 0. % and under the proposed IMS Agreement is 0. %. In subsequent years, the Board could consider changing the fees under the Admin Agreement with shareholder approval.
    PROPOSED INVESTMENT MANAGEMENT AND SERVICES AGREEMENT. The proposed agreement is the same as the current IMS Agreement except that: (a) the fee is based solely on the assets of each Fund, not on assets of the GROUP and on the unique characteristics of that Fund, including the Fund's use of the services provided by IDS in the areas of investment research, portfolio management and investment services and (b) in order to facilitate the implementation of a master/feeder structure in the future, certain provisions relating to administration and accounting services have been eliminated. IDS will continue to provide those administration and accounting services under a separate Administrative Services Agreement (the "Admin Agreement"). A copy of the proposed IMS Agreement reflecting these changes is set forth as Exhibit A. The proposed fees under the IMS Agreement and the Admin Agreement are shown below:

                                 PROPOSED FEES

                               PROPOSED IMS        PROPOSED ADMIN
                                AGREEMENT            AGREEMENT
                 Assets       Annual Rate At       Annual Rate At
               (Billions)    Each Asset Level     Each Asset Level
               ----------    ----------------     ----------------
               Insured
               First $1                0.45%                0.04%
               Next $1                 0.425                0.035
               Next $1                 0.40                 0.03
               Next $3                 0.375                0.025
               Over $6                 0.35                 0.02

               Massachusetts, Michigan, Minnesota, New York and
               Ohio

               First
               $0.25                   0.47%                0.04%
               Next $0.25              0.445                0.035
               Next $0.25              0.42                 0.03
               Next $0.25              0.405                0.025
               Over $1                 0.38                 0.02

    Based on the current net assets in the GROUP, the effective rate paid by Insured under the current IMS Agreement is 0. % and under the proposed IMS Agreement is 0. %. The effective rate paid by the other Fund under the current IMS Agreement is 0. % and under the proposed IMS Agreement is
0. %. In subsequent years, the Board could consider changing the fees under the Admin Agreement without shareholder approval.

                                     Net Assets as of July 31,
                                            (millions)
                                 ---------------------------------
                                    1994        1993       1992
                                 -----------  ---------  ---------
Insured                           $   533.0   $   476.6  $   329.7
Massachusetts                          73.0        65.8       47.0
Michigan                               77.9        73.2       57.0
Minnesota                             415.3       407.6      328.2
New York                              121.4       118.3       99.7
Ohio                                   72.9        67.7       49.1

    The Board's independent members based their evaluation of the proposed IMS Agreement on a number of factors. The IDS annual report on investment performance describes the total return of each of the funds in the GROUP; reviews IDS' organizational structure and the performance of the portfolio managers; and provides other information about IDS' qualifications to serve as investment adviser. Periodic reports to committees of the Board reflect the ability of IDS to actually carry out the duties of administrator which include, among other things, pricing portfolios, maintaining accurate accounting records, issuing timely financial and tax reports, and complying with federal and state requirements. Terms of the proposed contract, especially the graduated fee scale and the types of expenses paid by the Funds, were compared to those of other investment companies deemed by a respected, independent industry authority most comparable to the Funds. The independent members concluded that IDS has the qualifications needed to serve the Funds as investment adviser under the IMS Agreement. Overall the funds in the GROUP have benefited from IDS' accurate and timely recordkeeping and, as a GROUP, a majority of funds are consistently in the second quartile of their competitive groupings.
    NEW CONTRACTS TO BE APPROVED BY THE BOARD. If shareholders approve the proposed IMS Agreement, the Board will approve a 12b-1 plan and new contracts necessary for issuing multiple classes of shares. The Funds intend to offer shares with a front-end sales charge and a service fee (Class A), a rear-end sales charge, service fee and 12b-1 fee (Class B) and, for certain institutional retirement and fixed fee accounts, no sales charge or service fee (Class Y). At the time multiple classes are implemented, IDS, as sole shareholder of Class B and Class Y shares, will approve the 12b-1 plan for Class B and the IMS Agreement for Class B and Class Y. The 12b-1 plan and the contracts are discussed below. The shares you currently own will become Class A shares.
    - SHAREHOLDER SERVICES. IDS now provides shareholder services under a plan and supplemental agreement of distribution. Because distribution services are included, it is considered a 12b-1 plan (so called because it is authorized under Rule 12b-1, a regulation issued under the Investment Company Act of 1940, the "1940 Act"). The Funds currently pay a fee determined by multiplying all the active shareholder accounts by $6. The fee is intended to help IDS defray that portion of its distribution costs not covered by the sales charges, further costs incurred in maintaining and improving shareholder services and in financing the sale of shares. The fee paid to IDS in 1993 under this plan was equal to 0.02% of net assets for Insured; 0.03% for Massachusetts; 0.02% for Michigan; 0.02% for Minnesota; 0.02% for New York; and 0.02% for Ohio.
    The proposed contract for shareholder services does not cover any distribution costs and is not a 12b-1 plan. The Funds will pay 0.15% of net assets of accounts holding Class A or Class B shares directly for the benefit of planners and servicing agents for the services they provide shareholders. The Funds also will pay IDS 0.025% for use in monitoring those services and providing additional training and support to planners and servicing agents to assure the Funds shareholders receive good service. The services provided are designed to help shareholders consider thoughtfully their investment goals and monitor the progress they are making in achieving those goals. The Funds will pay the service fee only with respect to net assets of accounts actually serviced by an IDS planner or other servicing agents. The fee will not be used to finance the sale of shares.
    In evaluating the proposed contract, the independent members of the Board considered both the general use of such fees in the industry and the proposed level in relation to the services provided and similar fees charged by others. They concluded the services contemplated will provide important benefits to shareholders and that the terms of the proposed contract are fair both to the Funds and their shareholders. Accordingly, the Board will approve the contract for shareholder services if shareholders approve the proposed IMS Agreement.
    - 12B-1 PLAN. IDS Financial Services, Inc. ("IDSFS"), as exclusive underwriter for the Funds, has agreed to offer multiple classes of shares for the Funds. IDSFS will incur substantial costs on the date Class B shares (those shares that do not pay a sales charge at the time of purchase) are sold. IDSFS is repaid those costs by the Funds over several years out of the assets of Class B shares.
    The 12b-1 plan applies only to Class B shares. Under the plan, the Funds will pay IDSFS 0.75% of the assets of that class each year to cover the sales costs IDSFS incurs. After eight years, Class B shares will be converted to Class A shares. Class B shares redeemed before being converted to Class A shares will be assessed a contingent deferred sales charge designed to approximate the sales charge that would have been paid had the shares been held for eight years. The sales charges for Class A and Class B shares are structured so that investors will have approximately the same total returns at the end of eight years regardless of which class is chosen.
    The independent members concluded that the proposed contract should contribute to positive cash flows, growing asset size, and services of enhanced scope and quality that can be provided by a growing and profitable investment manager and distributor. The ability to offer multiple classes of shares should help IDS develop new markets for the Funds in light of current trends in the investment market. The members of the Board have approved the adoption of the multiple class structure believing that it serves the best interest of the Funds and their shareholders. Accordingly, a new 12b-1 plan will be approved if the shareholders approve the proposed IMS Agreement a new 12b-1 plan will be approved. Any changes in the 12b-1 plan will require the approval of the Class B shareholders, if and when shares of that class are sold.
    - TRANSFER AGENT SERVICES. The Board reviewed the annual report provided by IDS with respect to the scope and quality of the services it provides shareholders as transfer agent. The report describes the standards by which IDS measures the quality of transfer agent services and assesses how well it has met those standards. The report describes the types of services IDS offers (including providing shareholders with an average cost basis of their investments in the Funds made over time) and compares them to the services offered by others.
    Under the proposed TA Agreement, IDS will be paid a fee by the Funds for these services out of the assets of Class A shares determined by multiplying the number of Class A shareholder accounts by $15 and, from the assets of Class B shares, by multiplying the number of Class B accounts by $16 and, from the assets of Class Y shares, by multiplying the number of Class Y accounts by $15. The members of the Board will approve the proposed TA Agreement if shareholders approve the proposed IMS Agreement. The TA Agreement is reviewed annually. It may be changed at any time by agreement between IDS and the Funds.
    - DISTRIBUTION. The distribution contract between IDSFS and the Funds provides that IDSFS has the exclusive right to act as principal underwriter for the Funds. The contract will be modified to reflect the changes that result from implementation of the multiple class structure.
    - BROKERAGE. Each Fund executes some portfolio transactions through American Enterprise Investment Services Inc., a wholly owned subsidiary of IDS, at advantageous rates. Executions of the Funds' remaining portfolio transactions are through other brokerage firms at competitive rates which enable IDS to receive services, such as market research, that benefit the Funds.
    CURRENT AND PRO FORMA DATA. For the last calendar year, fees and expenses the Funds actually paid as well as fees and expenses the Funds would have paid if the proposed IMS Agreement, proposed shareholder service agreement, proposed Admin Agreement and proposed TA Agreement had been in effect are shown below:

                                 FUND EXPENSES
                   (AS A PERCENT OF AVERAGE DAILY NET ASSETS)

                                                              Pro Forma
                                                    Actual     Class A*
                                                    -------   ----------
INSURED
Annual Operating Expenses
  IMS Agreement                                         0.53%
  12b-1 Plan                                            0.02
  Other Expenses                                        0.05
Total Fund Operating Expenses                           0.65
MASSACHUSETTS
Annual Operating Expenses
  IMS Agreement                                         0.53%
  12b-1 Plan                                            0.03
  Other Expenses                                        0.06
Total Fund Operating Expenses                           0.69
MICHIGAN
Annual Operating Expenses
  IMS Agreement                                         0.53%
  12b-1 Plan                                            0.02
  Other Expenses                                        0.05
Total Fund Operating Expenses                           0.65
MINNESOTA
Annual Operating Expenses
  IMS Agreement                                         0.53%
  12b-1 Plan                                            0.02
  Other Expenses                                        0.05
Total Fund Operating Expenses                           0.66
NEW YORK
Annual Operating Expenses
  IMS Agreement                                         0.53%
  12b-1 Plan                                            0.02
  Other Expenses                                        0.04
Total Fund Operating Expenses                           0.65

               (AS A PERCENT OF AVERAGE DAILY NET ASSETS)
                                                              Pro Forma
                                                    Actual     Class A*
                                                    -------   ----------
OHIO
Annual Operating Expenses
  IMS Agreement                                         0.53%
  12b-1 Plan                                            0.02
  Other Expenses                                        0.06
Total Fund Operating Expenses                           0.66

*The figures for Class A include a small percentage of shares that will be moved into Class Y.

    EXAMPLE: Suppose for each year for the next 10 years, fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                                      1 year   3 years   5 years   10 years
                                      ------   -------   -------   --------
Insured                                $57       $73       $90       $140
Massachusetts                           58        75        94        148
Michigan                                58        74        92        143
Minnesota                               58        74        92        143
New York                                58        74        92        143
Ohio                                    58        74        92        144

    If the proposed IMS Agreement had been in effect, in the last fiscal year the Fund would have paid fees to IDS under that agreement as follows:

                                  Proposed            Decrease from
Fund                            IMS Agreement       Current Agreement
- -----------------------------  ---------------  --------------------------
Insured                         $                               %
Massachusetts
Michigan
Minnesota
New York
Ohio

    For the last fiscal year, IDS received fees from the Funds as follows:

                          IMS         12b-1         TA          Sales
Fund                   Agreement       Plan      Agreement     Charges*
- --------------------  ------------  ----------  -----------  ------------
Insured               $  2,772,357  $  103,301   $ 261,820   $  5,617,954
Massachusetts              377,077      18,719      47,474        829,853
Michigan                   405,578      16,271      41,235        560,739
Minnesota                2,227,969      97,718     248,181      2,458,058
New York                   648,514      29,229      74,277        728,241
Ohio                       381,106      15,702      40,107        593,137

*Paid to IDSFS, a wholly owned subsidiary of IDS.

    BASIS OF RECOMMENDATION BY THE BOARD ON THE PROPOSED IMS AGREEMENT. In reaching its recommendation to shareholders, the members of the Board considered the scope and quality of all services IDS has provided and expects to provide under the proposed contracts. They considered IDS' present distribution strategies, its past success and its willingness to invest additional resources in developing new markets for the Funds. They noted IDS' commitment to compliance with all applicable laws and regulations and the benefits IDS receives from its relationships with the Funds. The members considered IDS' investment performance; the Funds' expense ratios; the profitability IDS realizes from its investment company operations; and the trend of IDS profitability from fund operations as well as that of other investment managers. The members of the Board concluded the services provided, measured in both scope and quality, have been above average in the industry; investment performance for funds in the GROUP in most years has been consistent and generally a majority of the funds perform above the median of a group of their competitive funds; expense ratios remain in line with other funds; and IDS' profitability is not unreasonable. Based on its conclusions, the members of the Board have approved the proposed IMS Agreement and recommend unanimously that the shareholders approve it.
    On May 12, 1994, at a meeting called for the purpose of considering the proposed IMS Agreement, the independent members first and then the Board as a whole, by vote, cast in person, approved the terms of the proposed IMS Agreement. After the second year, the proposed IMS Agreement will continue from year to year provided continuance is approved at least annually by the Board. The proposed IMS Agreement may be terminated without penalty either by the Board, by IDS or by a vote of a majority of the outstanding shares of the Fund.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed IMS Agreement. Approval requires the affirmative vote of the majority of the outstanding shares of the Funds which the 1940 Act defines as 67% or more of the shares represented at the meeting held to consider the issue if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less.

               (4) APPROVE OR DISAPPROVE A NEW INVESTMENT POLICY
                        TO PERMIT THE FUND TO INVEST ALL
                  OF ITS ASSETS IN AN INVESTMENT COMPANY WITH
                 SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES,
                     POLICIES AND RESTRICTIONS AS THE FUND

    As discussed in Proposal 3 above, at some future time the Board may determine that it is in the best interests of the Funds and their shareholders to create what is known as a master/feeder fund structure. This structure allows several investment companies and other investment groups, including pension plans and trust accounts, to have their investment portfolios managed as a combined pool called the master fund. The purpose of the structure is to achieve operational efficiencies.
    Currently, the Funds' investment policies, including those pertaining to investing all of its assets in one company, would prohibit the master/feeder structure. The Board recommends that shareholders adopt the following investment policy: "NOTWITHSTANDING ANY OF THE FUND'S OTHER INVESTMENT POLICIES, THE FUND MAY INVEST ITS ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS AS THE FUND FOR THE PURPOSE OF HAVING THOSE ASSETS MANAGED AS PART OF A COMBINED POOL."
    Adoption of this policy will permit each Fund to invest its assets in a master fund, without any additional vote of shareholders. The Funds' operations and shareholder services will not be affected. Even though the assets are invested in securities of the master fund, you will continue to receive information about the underlying investments the same as you now receive in your annual and semi-annual reports. Fees and expenses are not expected to increase as a result of that change.
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the new investment policy. Approval requires the affirmative vote of 67% or more of the shares represented at the meeting if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less. If the change is not approved, each Fund will continue to operate in the same fashion as it is now operating.

             (5) APPROVE OR REJECT CHANGES TO FUNDAMENTAL POLICIES

    Each Fund has a number of investment policies that can be changed only with approval of shareholders. These policies are referred to as "fundamental" policies. Policies that can be changed by the Board are called "non-fundamental". The Board recommends changing the fundamental policies described below. These policies were established a number of years ago. New investment strategies and new investment instruments continue to be created and developed. If the policies are changed to non-fundamental or revised, the Funds will have the flexibility to use those strategies and instruments promptly without incurring the cost of shareholder meetings. Some policies were established to conform to the requirements of federal or state law that existed at the time. These policies do not need to be fundamental under those laws and, if changed to non-fundamental, the Board could react to changes in the laws.
    A. PERMIT THE FUND TO BUY ON MARGIN OR SELL SHORT TO THE EXTENT PERMITTED BY THE BOARD. Currently, each Fund is prohibited from buying on margin or selling short. Buying on margin is borrowing money to buy securities and selling short is selling securities the Fund does not own. Both strategies are cash market transactions that create leverage but are appropriate if properly used. Leveraging occurs when the market value of an investment changes significantly more than the amount of cash invested. Under existing investment policies, each Fund can implement the same type of strategies using derivative instruments. Depending on market conditions, however, it may be preferable to pursue a strategy in the cash market instead of the derivatives market. To assure the proper use of leverage transactions, each Fund imposes limitations. One limitation is that its investment portfolio must have investment performance characteristics similar to those it would have if all of its assets were invested in the cash market. Accordingly, its investment portfolio overall will not be leveraged. If the policies pertaining to use of margin and short-selling are non-fundamental, as market conditions change, the Board can consider requests of the portfolio manager to employ investment strategies using these techniques.
    B. PERMIT THE FUND TO PLEDGE ASSETS AS COLLATERAL TO THE EXTENT PERMITTED BY THE BOARD. Each Fund is prohibited from pledging more than 15% of its total assets as collateral for loans or other purposes. If the policy is changed to non-fundamental, when appropriate, the Board would be able to raise or lower the maximum percentage in order to implement investment strategies or to meet other possible needs.
    C. PERMIT THE BOARD TO CHANGE THE LIMIT ON INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF OPERATING HISTORY. Each Fund may not invest more than 5% of its total assets in companies that have less than three years of operating history. This percentage currently is set by a state law which may change in the future. If the policy is made non-fundamental and the state changes its law, the Board could take such action as appropriate.
    D. PERMIT THE BOARD TO ESTABLISH POLICIES FOR INVESTING IN OTHER INVESTMENT COMPANIES. Each Fund is prohibited from investing in other investment companies except by purchases in the open market where the dealer's or sponsor's profit is the regular commission. This policy was adopted to conform to a state law. It may be appropriate to make such investments in ways other than open market purchases in the future if the state changes its position. If the policy is changed to non-fundamental, the Board could react to changes by the state.
    E. PERMIT THE BOARD TO ESTABLISH POLICIES FOR INVESTING IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS. Currently, a state law limits investments by each Fund in oil, gas or other mineral exploration or development programs. Should the law change, the Board could establish appropriate guidelines.
    F. REVISE THE FUNDAMENTAL POLICY ON MAKING LOANS. Currently, each Fund has a fundamental policy prohibiting it from making cash loans. It is proposed to revise the policy to state that "THE FUND WILL NOT MAKE CASH LOANS, IF THE TOTAL COMMITMENT AMOUNT EXCEEDS 5% OF THE FUND'S TOTAL ASSETS." In certain circumstances the Funds may make investments, such as purchasing short-term debt instruments from banks, that may be considered cash loans. The Funds will not make loans to affiliated companies or to any individual.
    G. REVISE THE FUNDAMENTAL POLICY ON INVESTING IN REAL ESTATE. Currently, each Fund has a fundamental policy that states that the Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may enter into futures contracts. It is proposed to separate the policy into two parts. The commodities policy will remain unchanged. The real estate policy will be revised as follows: "THE FUND WILL NOT BUY OR SELL REAL ESTATE, UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS, EXCEPT THIS SHALL NOT PREVENT THE FUND FROM INVESTING IN SECURITIES OR OTHER INSTRUMENTS BACKED BY REAL ESTATE OR SECURITIES OF COMPANIES ENGAGED IN THE REAL ESTATE BUSINESS." The Funds do not expect to hold real estate directly. However, they may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing or operating real estate projects, including real estate investment trusts (REITs).
    RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed changes in the Funds' fundamental policies. Approval requires the affirmative vote of 67% or more of the shares represented at the meeting if more than 50% are represented or more than 50% of the shares entitled to vote, whichever is less. If the changes are not approved, each Fund will continue to operate in accordance with its current investment policies.

                       CERTAIN INFORMATION CONCERNING IDS

    IDS is the adviser or subadviser for the 42 funds in the GROUP. The size of each fund, as of July 31, 1994, and the fee schedule for each fund under its management agreement are shown below:

Name                        Net Assets
- -----------------------  ----------------
Publicly Offered Funds
 (Non-Money Market):
- --------------------
Blue Chip
  Advantage............  $    142,209,588
Bond...................     2,259,063,867
California
  Tax-Exempt...........       258,866,435
Discovery..............       522,606,718
Diversified Equity
  Income...............       864,567,489
Equity Plus............       607,697,337
Extra Income...........     1,671,295,135
Federal Income.........     1,029,328,886
Global Bond............       452,984,951
Global Growth..........       568,444,460
Growth.................       951,623,593
High Yield.............     6,356,086,929
Insured
  Tax-Exempt...........       533,030,027
International..........       721,297,012
Managed
  Retirement...........     2,127,121,745
Massachusetts
  Tax-Exempt...........        72,980,822

Name                        Net Assets
- -----------------------  ----------------

Michigan
  Tax-Exempt...........  $     77,856,447
Minnesota
  Tax-Exempt...........       415,296,413
Mutual.................     3,036,337,955
New Dimensions.........     4,110,064,854
New York
  Tax-Exempt...........       121,406,333
Ohio
  Tax-Exempt...........        72,861,916
Precious Metals........        68,615,909
Progressive............       268,085,661
Selective..............     1,510,417,028
Stock..................     2,288,148,561
Strategy --
  Aggressive Equity....       642,558,227
  Equity...............     1,145,543,613
  Income...............       706,837,475
  Short-Term Income....       217,227,269
  Worldwide Growth.....       276,483,905
Tax-Exempt Bond........     1,190,034,011
Utilities Income.......       658,813,634

Life Funds Offered Only Through Annuities
 (Non-Money Market):
- --------------------

Aggressive Growth.......   $  669,816,381
Capital Resource........    2,714,729,872

International Equity....   $1,029,638,190
Managed.................    2,414,506,241
Special Income..........    1,577,327,715

Group Asset Charge
- ---------------------------------------------------
 Group Assets       Annual Rate at       Effective
 (in billions)     Each Asset Level     Annual Rate
- ---------------    ----------------     -----------
First $5                      0.46%           0.46%
Next $5                       0.44            0.45
Next $5                       0.42            0.44
Next $5                       0.40            0.43
Next $5                       0.39            0.422
Next $5                       0.38            0.415
Next $5                       0.36            0.407
Next $5                       0.35            0.40
Next $5                       0.34            0.393
Next $5                       0.33            0.387
Over $50                      0.32

- ----------------------------------------------------------------

Individual Asset Charge
- --------------------------------------------------------------------------------
(% of average daily net assets)

Blue Chip Advantage......       0.10%
Bond.....................       0.13
California Tax-Exempt....       0.13
Discovery................       0.23
Diversified Equity
 Income..................       0.14
Equity Plus..............       0.14
Extra Income.............       0.21
Federal Income...........       0.13
Global Bond..............       0.46
Global Growth............       0.46
Growth...................       0.23
High Yield...............       0.11
Insured Tax-Exempt.......       0.13
International............       0.46
Managed Retirement.......       0.14
Massachusetts
 Tax-Exempt..............       0.13
Michigan
 Tax-Exempt..............       0.13
Minnesota
 Tax-Exempt..............       0.13
Mutual...................       0.14
New Dimensions...........       0.23%
New York
 Tax-Exempt..............       0.13
Ohio Tax-Exempt..........       0.13
Precious Metals..........       0.46
Progressive..............       0.23
Selective................       0.13
Stock....................       0.14
Strategy --
  Aggressive Equity......       0.23
  Equity.................       0.14
  Income.................       0.13
  Short-Term Income......       0.13
  Worldwide Growth.......       0.46
Tax-Exempt Bond..........       0.13
Utilities Income.........       0.14
Life Aggressive Growth...       0.25
Life Capital Resource....       0.25
Life International
 Equity..................       0.50
Life Managed.............       0.25
Life Special Income......       0.25

- ----------------------------------------------------------------

Money Market Funds:
- -------------------

Name                        Net Assets
- -----------------------  ----------------
Cash                     $  1,153,600,779
Planned Investment             25,859,200

Name                        Net Assets
- -----------------------  ----------------
Tax-Free                 $    120,773,901
Life Moneyshare               184,907,484

- ----------------------------------------------------------------

                                 Asset Charge      Cash       Planned
Money Market Funds               (in billions)    Tax-Free   Investment   Moneyshare
- ------------------------------   -------------    -------    ---------    ---------
Cash                             First $1         0.34%        0.20%        0.54%
Planned Investment               Next 0.5         0.32         0.18         0.52
Tax-Free                         Next 0.5         0.30         0.16         0.50
Life Moneyshare                  Next 0.5         0.28         0.14         0.48
                                 Over 2.5         0.26         0.12         0.46

    IDS manages investments for its own account and has an investment advisory agreement with a subsidiary, IDS Certificate Company ("IDSC"), a face amount certificate company having total assets, as of July 31, 1994, of approximately $2.8 billion. The current advisory agreement between IDS and IDSC provides for a graduated scale of fees equal on an annual basis to 0.75% of the first $250 million total book value (carrying cost) of assets of IDSC, 0.65% on the next $250 million, 0.55% on the next $250 million, 0.50% on the next $250 million and 0.45% on the value in excess of $1 billion. Not included in this computation are mortgages, real estate and other assets on which IDSC pays a service fee leaving a balance of approximately $2.5 billion.
    IDS has advisory agreements to furnish investment advice to IDS Life Insurance Company ("IDS Life") relative to investment of the six Life Funds in the GROUP described above as well as the three additional funds listed below. The fee under each advisory agreement is 0.25% of the Fund's average daily net assets. The size of the three additional funds, as of July 31, 1994 is:

                                                                     Net Assets
                                                                   --------------
IDS Life Variable Annuity A                                        $  228,562,074
IDS Life Variable Annuity B                                           505,695,830
IDS Life Series Fund, Inc. --
  Equity Portfolio                                                    160,257,659
  Government Securities Portfolio                                      11,431,837
  Income Portfolio                                                     34,594,515
  Managed Portfolio                                                   174,232,786
  Money Market Portfolio                                               10,130,671

    In addition to the charges under the advisory agreement, IDS Life charges Variable Annuity Funds A and B a fee equal on an annual basis to 1% of the average net assets for mortality and expense assurance.
    IDS is paid at a rate of 1% of the net assets for providing investment advice to Sunrise Fund which had net assets of $63,696,199 as of July 31, 1994.

    PRESIDENT AND BOARD OF DIRECTORS OF IDS. David R. Hubers is President and Chief Executive Officer of IDS. Listed below are the names and principal occupations of the directors of IDS as of July 31, 1994. Except as otherwise noted below, the address of each director is IDS Tower, Minneapolis, MN 55440-0010.

Name and Address                              Principal Occupation
- --------------------------------------------  -----------------------------------
Peter J. Anderson                             Sr. Vice President
Karl J. Breyer                                Sr. Vice President and General
                                                Counsel
James E. Choat                                Sr. Vice President
William H. Dudley                             Executive Vice President
Roger S. Edgar                                Sr. Vice President
Gordon L. Eid                                 Sr. Vice President and Deputy
                                                General Counsel
Louis C. Fornetti                             Sr. Vice President
Harvey Golub                                  Chairman, American Express
    American Express
    New York, New York
David R. Hubers                               President and Chief Executive
                                                Officer
Marietta L. Johns                             Sr. Vice President
Susan D. Kinder                               Sr. Vice President
Steven C. Kumagai                             Sr. Vice President
Peter A. Lefferts                             Sr. Vice President
Douglas A. Lennick                            Exec. Vice President
Jonathan S. Linen                             Vice Chairman, American Express
    American Express
    New York, New York
James A. Mitchell                             Exec. Vice President
Barry Murphy                                  Sr. Vice President
Erven A. Samsel                               Sr. Vice President
R. Reed Saunders                              Sr. Vice President
Jeffrey E. Stiefler                           President, American Express
    American Express
    New York, New York
Fenton R. Talbot                              Sr. Vice President, American
    American Express                            Express
    New York, New York
John R. Thomas                                Sr. Vice President

Name and Address                              Principal Occupation
- --------------------------------------------  -----------------------------------
Norman Weaver, Jr.                            Sr. Vice President
William N. Westhoff                           Sr. Vice President
Michael R. Woodward                           Sr. Vice President

    IDS is a wholly owned subsidiary of American Express. American Express is a financial services company located at American Express Tower, World Financial Center, New York, New York.

                                 MISCELLANEOUS

    INVESTMENT DECISIONS, PORTFOLIO TRANSACTIONS AND BROKERAGE. Each investment decision made for the Fund is made independently from any decision made for another fund in the GROUP or other account advised by IDS or any of its subsidiaries. On occasion the Fund and one of the other funds in the GROUP or another client of the investment manager may simultaneously purchase or sell the same security. In that case, IDS executes the transaction in a manner which the Fund agrees in advance is fair. Ordinarily, the transactions of the Fund and another fund or client of IDS will be averaged as to price and allocated as to amount between the Fund and the other fund or client pursuant to a formula considered equitable by the parties to the transactions. Although sharing in large transactions may at times adversely affect the price or volume of securities purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.
    In selecting broker-dealers to execute transactions, IDS may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.
    IDS is directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the Board. In so doing, if, in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on that basis, consideration will be given to those firms that offer research services. Research services may be used by IDS in providing advice to all the funds in the GROUP or to other accounts advised by IDS and, according to IDS, it is not possible to relate the benefits to any particular fund or account.
    Research provided by brokers supplements the research activities of IDS. Such services include economic data on, and analysis of, the U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. IDS has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers, that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and such other services to the extent permitted under an interpretation by the SEC.
    The Board also has adopted a policy authorizing IDS to compensate a broker for research services, or for brokerage services, by paying a commission which might not otherwise be charged or a commission in excess of that another broker might charge to the extent authorized by law, if IDS determines, in good faith, that the amount of commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or overall responsibilities of IDS to the funds in the GROUP.
    When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, IDS must follow procedures authorized by the Board. To date, three procedures have been authorized. One procedure permits IDS to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits IDS, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits IDS, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. IDS has assured the Fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.
    During  the  last  fiscal  year,  the  Funds  did  not  pay  any   brokerage
commissions. No transactions were directed to brokers because of research services they provided to the Funds.
    No brokerage commissions were paid to brokers affiliated with IDS for the most recent fiscal year.
    OTHER BUSINESS. At this time the Board does not know of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.
    SIMULTANEOUS MEETINGS. The regular meeting of shareholders of the Funds is called to be held at the same time as the regular meetings of shareholders of the other funds in the GROUP. It is anticipated that all meetings will be held simultaneously. If any shareholder at a Fund meeting objects to the holding of a simultaneous meeting, the shareholder may move for an adjournment of that Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of the Fund may be held separately. Should such a motion be made, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.
    SOLICITATION OF PROXIES. The Board is asking for your vote and for you to return the proxy card by mail as promptly as possible. The Funds will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, telegraph or personal contact by financial planners. The expenses of supplementary solicitation will be paid by the Funds.
    SHAREHOLDER PROPOSALS. The Funds do not hold regular meetings of shareholders on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If a shareholder has a proposal which she or he feels should be presented to all shareholders, the shareholder should send the proposal to the President of the Fund. The proposal will be considered at a meeting of the Board as soon as practicable. Should it be a matter which would have to be submitted to shareholders, it will be presented at the next special or regular meeting of shareholders. In addition, should it be a matter which the Board deems of such significance as to require a special meeting, such a meeting will be called.
    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of the proposals. Any adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote which have voted in favor of the proposals. They will vote against any adjournment those proxies which have voted against any of the proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund.

By Order of the Board                     LESLIE L. OGG
September 17, 1994                        Secretary

IMPORTANT! IF YOU DO NOT INTEND TO BE AT THE MEETING IN PERSON, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND MAIL IT AT ONCE. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           IDS FINANCIAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993
                                 ($ THOUSANDS)

                                     ASSETS

Investments:
  Investment securities at amortized cost -- fair value
    $23,253,854...........................................   $22,156,263
  Other securities generally at cost -- fair value
    $214,108..............................................       191,718
  Mortgage loans -- fair value $2,301,866.................     2,231,302
Cash and cash equivalents.................................        90,715
Life insurance policy and investment certificate loans....       417,931
Accounts and notes receivable.............................       563,450
Deferred acquisition costs................................     1,746,291
Consumer loans............................................       296,161
Land, buildings and equipment -- less accumulated
  depreciation, $103,460..................................       213,984
Goodwill -- less accumulated amortization, $83,970........       251,897
Other assets..............................................       199,805
Assets held in segregated asset accounts -- primarily
  common stocks at fair value.............................     8,991,694
                                                            -------------
                                                             $37,351,211
                                                            -------------
                                                            -------------

                  LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Fixed annuity reserves..................................   $18,492,135
  Life and disability insurance reserves..................     3,169,569
  Investment certificate reserves.........................     2,751,825
  Career Distributors' Retirement Plan....................       234,112
  Open securities transactions............................       299,710
  Short-term borrowings...................................       302,894
  Accounts payable, accrued expenses and other
    liabilities...........................................       961,428
  Liabilities related to segregated asset accounts........     8,991,694
                                                            -------------
        Total liabilities.................................    35,203,367
                                                            -------------
Stockholder's Equity:
  Common stock -- $.01 par -- 100 shares authorized,
    issued and outstanding................................            --
  Additional paid-in capital..............................     1,150,119
  Net unrealized appreciation on equity securities........           114
  Retained earnings.......................................       997,611
                                                            -------------
        Total stockholder's equity........................     2,147,844
                                                            -------------
                                                             $37,351,211
                                                            -------------
                                                            -------------
      Commitments and contingencies

        See accompanying notes to condensed consolidated balance sheet.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    IDS Financial Corporation (hereinafter referred to as IDS) is a wholly owned subsidiary of American Express Company (parent).

    PRINCIPLES OF CONSOLIDATION. The accompanying condensed consolidated balance sheet is prepared in accordance with generally accepted accounting principles. It includes the accounts of IDS and all of its subsidiaries. All material intercompany accounts have been eliminated in consolidation.

    ANNUITY ACCOUNTING. Liabilities for single premium deferred annuities and installment annuities are accumulation values. Liabilities for fixed annuities in benefit status are the present value of future benefits using established industry mortality tables.

    INSURANCE ACCOUNTING. Liabilities for future benefits on traditional life and disability income and health insurance policies are generally calculated using anticipated rates of mortality, morbidity, policy persistency and investment yields. Liabilities for universal life-type life insurance are accumulation values.

    DEFERRED   ACQUISITION  COSTS.    The   costs  of  acquiring  new  business,
principally sales compensation, policy issue costs and underwriting, have been deferred on annuity, life insurance and other long-term products.

    For annuities, the costs are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of contract considerations over the interest credited to contract owners. For traditional life insurance, and disability income and health insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue. For universal life-type insurance, the costs are amortized over the lives of the policies as a percentage of the estimated gross profits expected to be realized on the policies.

    SEGREGATED ASSET ACCOUNTS.   Assets  and liabilities  related to  segregated
asset accounts represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

    IDS makes contractual mortality assurances to the variable annuity contract owners that the net assets of the segregated asset accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS makes periodic fund transfers to, or withdrawals from, the segregated asset accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS guarantees, for the

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED variable life insurance funds, the cost of the contractual insurance rates and that the death benefit will never be less than the death benefit at the date of issuance.

    INVESTMENT CERTIFICATES. Investment certificates entitle certificate holders, who have either made lump-sum or installment payments, to receive a definite sum of money at maturity. Payments from certificate holders are credited to investment certificate reserves. Investment certificate reserves accumulate at specified percentage rates of accumulation. For certificates that allow for the deduction of a surrender charge, cash surrender values may be less than accumulated investment certificate reserves prior to maturity dates. Investment certificate reserves are maintained for advance payments by certificate holders, additional credits granted and interest accrued on each. The payment distribution, reserve accumulation rates, cash surrender values and reserve values, among other matters, are governed by the Investment Company Act of 1940.

    GOODWILL. Goodwill represents the unamortized excess of cost over the underlying fair value of the net tangible assets of IDS as of the date of acquisition by its parent. Goodwill is being amortized on a straight-line basis over the next 30 years.

    INCOME TAXES. IDS taxable income is included in the consolidated Federal tax return of IDS' parent. Each eligible subsidiary of IDS' parent provides for income taxes on a separate return basis.

    INVESTMENTS. Bonds and notes, mortgage-backed securities, and preferred stocks that either must be redeemed by the issuer or may be redeemed by the issuer at the holder's request are carried at amortized cost. The expected maturities of these investments are, for the most part, matched with the expected payments of fixed annuity, life and disability insurance, and investment certificate future benefits. IDS has the ability to hold these investments to their maturities and has the intent to hold them for the foreseeable future. When there is a decline in value, which is other than temporary, the investments are carried at estimated realizable value.

    Marketable equity securities of IDS and its subsidiaries, other than the life insurance subsidiary, are carried at the lower of aggregate cost or market value. Common and nonredeemable preferred stocks of the life insurance subsidiary are carried at market value. The net unrealized appreciation/ depreciation on such securities is included in stockholder's equity. When there is a decline in value, which is other than temporary, the securities are carried at estimated realizable value.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED
    Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokerage firms which deal in mortgage-backed securities.

    INTEREST RATE CAPS. IDS purchases interest rate caps as protection against exposed interest rate positions. Cost is amortized to the expiration dates on a straight-line basis. Benefits are recognized when realized.

    MORTGAGE LOANS. Mortgage loans on real estate are carried at amortized cost less reserve for losses. When credit and economic evaluations of the underlying real estate indicate a loss on the loan is likely to occur, an allowance for such loss is recorded. IDS generally stops accruing interest on loans for which interest payments are delinquent more than three months.

    The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

    LAND, BUILDINGS AND EQUIPMENT. Land, buildings and equipment are carried at cost less accumulated depreciation. IDS generally utilizes the straight-line method of computing depreciation.

2.  QUALIFIED ASSETS AND ASSETS ON DEPOSIT
    IDS' subsidiary, IDS Certificate Company, has issued investment certificates to clients. The terms of the investment certificates and the provisions of the Investment Company Act of 1940 require the maintenance of qualified assets. The carrying value of qualified assets at December 31, 1993 aggregated $2,931,737 and exceeded legal requirements.

    Under the terms of the investment certificates, the Investment Company Act of 1940, depository agreements and the statutes of various states relating to investment certificates, assets are required to be on deposit with the states or authorized depositories. Investments, mortgage loans and other assets on deposit at December 31, 1993, aggregated $2,814,974 and exceeded legal requirements.

    IDS' banking subsidiaries are generally required to maintain reserve balances with the Federal Reserve Bank, the Depository Trust Company and other institutions. Based upon the dollar volumes and types of deposit liabilities, the subsidiaries maintained $1,373 in reserves at December 31, 1993.

3.  INVESTMENTS
    Fair  values of bonds and notes,  mortgage-backed securities, and common and
preferred  stocks   represent  quoted   market   prices  where   available.   In

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INVESTMENTS -- CONTINUED
the absence of quoted market prices, estimated fair values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings and comparable issues, price estimates and market data from independent brokers.

    Fair values, and gross unrealized gains and losses of investment securities at amortized cost at December 31, 1993 were:

                                                                  Gross         Gross
                                                    Fair        Unrealized   Unrealized
                                     Cost           Value         Gains        Losses
                                 -------------  -------------  ------------  -----------
Mortgage-backed Securities       $  10,697,725  $  10,995,052  $    358,609   $  61,284
Corporate Bonds and Obligations     10,373,609     11,112,009       792,684      54,282
Preferred Stocks                       801,747        839,941        40,851       2,657
State and Municipal Obligations        258,447        283,010        24,602          39
U.S. Government Agency
 Obligations                            24,735         23,842           484       1,377
                                 -------------  -------------  ------------  -----------
Total Investment Securities      $  22,156,263  $  23,253,854  $  1,217,230   $ 119,639
                                 -------------  -------------  ------------  -----------
                                 -------------  -------------  ------------  -----------

    Contractual maturities of debt securities carried at amortized cost as of December 31, 1993 were:

                                                                       Fair
                                                        Cost           Value
                                                    -------------  -------------
Due within 1 year                                   $     553,129  $     558,107
Due after 1 year through 5 years                        2,062,332      2,174,664
Due after 5 years through 10 years                      6,107,705      6,581,514
Due after 10 years                                      2,735,372      2,944,517
                                                    -------------  -------------
                                                       11,458,538     12,258,802
Mortgage-backed Securities                             10,697,725     10,995,052
                                                    -------------  -------------
Total Investment Securities                         $  22,156,263  $  23,253,854
                                                    -------------  -------------
                                                    -------------  -------------

    (The timing of actual receipts will differ from contractual maturities because issuers may call or prepay obligations.)

    At December 31, 1993, IDS had a valuation allowance of $114 reflecting the net unrealized appreciation of equity securities carried at fair value at that date. The amount is net of $160 of gross unrealized appreciation and deferred taxes of $46.

    IDS will implement, effective January 1, 1994, Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

3.  INVESTMENTS -- CONTINUED
and Equity Securities". Under the new rules, debt securities that IDS has both the positive intent and ability to hold to maturity will be carried at amortized cost. Debt securities that IDS does not have the positive intent and ability to hold to maturity, as well as all marketable equity securities, will be classified as available for sale or trading and carried at fair value. Unrealized gains and losses on securities classified as available for sale will be carried as a separate component of Stockholder's Equity. Unrealized holding gains and losses on securities classified as trading will be reported in earnings. The effect of the new rules will be to increase Stockholder's Equity by approximately $200 million, net of taxes, as of January 1, 1994. The measurement of unrealized securities gains (losses) in Stockholder's Equity is affected by market conditions, and therefore, subject to volatility.

    Other securities, at cost, include shares in affiliated mutual funds at December 31, 1993 of $106,131. The fair value was $115,465.

    Included in bonds and notes at December 31, 1993 are interest rate caps at amortized cost of $51,733 with an estimated fair value of $21,117. These interest rate caps carry a notional amount of $5,570,000 and expire on various dates from 1994 to 1998.
4.  SHORT-TERM BORROWINGS
    IDS has lines of credit with various banks totaling $495,000, of which $302,894 was outstanding at December 31, 1993. $75,000 of the amount outstanding was borrowed from a related party. The weighted average interest rate on the borrowings was 3.71 percent at December 31, 1993.

    IDS has entered into an interest rate swap agreement expiring in 1999 enabling it to convert $21,000 of its variable-rate borrowings to a fixed interest rate of 8.88 percent. IDS has estimated the cost to terminate the agreement in the current interest rate environment at $2.0 million at December 31, 1993.
5.  RETIREMENT PLANS
    IDS and its subsidiaries have qualified and non-qualified pension plans which cover all permanent employees age 21 and over and certain other employees. Pension benefits generally depend upon length of service, compensation and other factors. Funding of retirement costs for the qualified plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RETIREMENT PLANS -- CONTINUED
    The funded status of the plans at December 31, 1993 is set forth in the table below:

                                                                        Unfunded
                                                          Funded Plan     Plan
                                                          -----------  -----------
Actuarial present value of benefit obligations:
  Accumulated benefit obligation........................  $   (67,260)  $  (2,283)
                                                          -----------  -----------
                                                          -----------  -----------
  Projected benefit obligation for service rendered to
    date................................................     (107,261)     (7,003)
Fair value of plan assets, primarily invested in bonds
 and equities...........................................      131,637          --
                                                          -----------  -----------
Plan assets in excess of projected benefit obligation...       24,376      (7,003)
Unrecognized prior service cost being recognized over
 14.2 years.............................................       (1,395)      2,978
Unrecognized net (gain) loss from past experience
 different from assumptions and effects of changes in
 assumptions............................................      (10,266)        801
Unrecognized net transition asset being recognized over
 13.7 years.............................................      (10,812)         --
                                                          -----------  -----------
Prepaid (accrued) pension cost included in other
 assets.................................................  $     1,903   $  (3,224)
                                                          -----------  -----------
                                                          -----------  -----------

    The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation of all plans was 7.25 percent. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation of all plans was 6.0 percent. The weighted average expected long-term rates of return on plan assets was 9.5 percent.

    The Career Distributors' Retirement Plan is an unfunded, noncontributory, non-qualified deferred compensation plan for IDS financial planners, district managers and division vice presidents, based on their independent contractor earnings.

    IDS sponsors defined benefit health care plans that provide health care and life insurance benefits to employees and financial planners who retire after having worked five years and attained age 55 while in service with IDS or its subsidiaries. Upon retirement, annual health care premiums will be paid through participant contributions and fixed amounts contributed by IDS

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

5.  RETIREMENT PLANS -- CONTINUED
based on years of service. For employees and financial planners who retired prior to April, 1990, IDS contributes a percentage of their annual health care premiums. The cost of retiree life insurance will be paid entirely by IDS. IDS funds the cost of these benefits as they are incurred.

    The accrued postretirement benefit cost included in other liabilities at December 31, 1993 was $31,883.

    The weighted average discount rates used in determining the 1993 postretirement benefit obligation was 7.25. The rate of increase in the per capita cost of covered benefits was assumed to be 13 percent for 1994; the rate was assumed to decrease one percent per year to seven percent in 2000 and remain at the level thereafter. An increase in the assumed health care cost trend rates by one percentage point, in each year, would increase the accumulated postretirement benefit obligation as of December 31, 1993 by $1,653.

6.  STOCKHOLDER'S EQUITY
    Various state laws, the Investment Company Act of 1940 and terms of investment certificates restrict the amount of dividends that the subsidiaries may pay to IDS. The amount of net assets of subsidiaries which may be transferred to IDS was approximately $699.

7.  COMMITMENTS AND CONTINGENCIES
    IDS is committed to pay aggregate minimum rentals under noncancelable leases for office facilities and equipment in future years as follows: 1994, $57,313; 1995, $50,341; 1996, $40,737; 1997, $30,572; 1998, $24,337 and an aggregate of
$70,334 thereafter.

    Life insurance in force aggregated $46.1 billion at December 31, 1993, of which $3.0 billion was reinsured. Reinsured risks could become a liability in the event the reinsurers become unable to meet the obligations they have assumed.

    Approved but unused consumer lines of credit aggregated $457,038 at December 31, 1993. Of the amount approved, 95 percent is in lines of $25 or less, and less than 1 percent is in lines exceeding $100.

    IDS and certain of its subsidiaries are defendants in various lawsuits. In the opinion of management, the ultimate resolution of these lawsuits, taken in the aggregate, will not materially affect IDS' consolidated financial position.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS
    Concentrations of credit risk of investment securities at cost at December 31, 1993 were:

                                                 On Balance
                                                    Sheet
                                                -------------
By Investment Grade:
  Mortgage-backed Securities                    $  10,697,725
  Aaa/AAA                                             493,228
  Aa/AA                                               288,727
  Aa/A                                                144,222
  A/A                                               2,619,628
  A/BBB                                               671,159
  Baa/BBB                                           5,182,582
  Below Investment Grade                            2,058,992
                                                -------------
                                                $  22,156,263
                                                -------------
                                                -------------

    Mortgage-backed securities are FHLMC, FNMA and GNMA pools which are guaranteed as to principal and interest by agencies of the U.S. Government. Other debt securities are rated by Moody's and Standard & Poors (S&P) except for approximately $2.4 billion which is rated by IDS' analysts using criteria similar to Moody's and S&P. Commitments to purchase investments were $nil at December 31, 1993.

    Concentrations of credit risk of mortgage loans at December 31, 1993 were:

                                             On Balance    Commitments
                                               Sheet       to Purchase
                                            ------------  -------------
Mortgage Loans By Region:
    North Central                           $    896,174   $    36,325
    Atlantic                                     819,082        94,345
    New England                                  162,227        18,130
    South Central                                137,707           900
    Pacific                                      128,311        15,140
    Mountain                                      87,801        14,600
                                            ------------  -------------
                                            $  2,231,302   $   179,440
                                            ------------  -------------
                                            ------------  -------------

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS -- CONTINUED

                                             On Balance    Commitments
                                               Sheet       to Purchase
                                            ------------  -------------
Mortgage Loans By Property Type:
    Apartments                              $    821,645   $    78,560
    Shopping Ctrs/Retail                         705,319        67,355
    Office Buildings                             261,673        15,675
    Industrial Buildings                         253,557         9,250
    Retirement Homes                              85,338         1,000
    Hotels/Motels                                 36,743            --
    Medical Buildings                             30,430         6,100
    Residential                                      142            --
    Other                                         36,455         1,500
                                            ------------  -------------
                                            $  2,231,302  $    179,440
                                            ------------  -------------
                                            ------------  -------------

    Mortgage loans are first mortgages on real estate. IDS' underwriting policy is that at the time of loan origination, the loan amount cannot exceed 75 percent of appraised value. If a mortgage is in default, IDS can begin foreclosure proceedings. Commitments to purchase mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments is $nil.

    Concentrations of credit risk of unsecured consumer loans at December 31, 1993 were:

                                             On Balance     Approved
                                                Sheet      But Unused
                                             -----------  -------------
Consumer Loans By Region:
    North Central                             $  88,790    $   165,829
    Atlantic                                     76,827        120,307
    Pacific                                      51,707         80,205
    South Central                                34,696         38,637
    New England                                  25,805         27,541
    Mountain                                     18,336         24,519
                                             -----------  -------------
                                              $ 296,161    $   457,038
                                             -----------  -------------
                                             -----------  -------------

    Consumer loans have a variable rate of interest. As a result, the estimated fair value of the consumer loans is approximated to be the carrying value. The estimated fair value of the approved but unused lines of credit is $nil.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

8.  CREDIT RISK CONCENTRATIONS -- CONTINUED
    Included in accounts receivable at December 31, 1993 are interest and dividends receivable on investments of $350,098 and fees receivable from affiliated mutual funds of $25,507.

9.  FAIR VALUES OF FINANCIAL INSTRUMENTS
    The  following  are  fair  values  of  financial  instruments  not presented
elsewhere  in  the  condensed  consolidated  balance  sheet,  and  methods   and
assumptions that were used to estimate these fair values.

    The estimated fair values for short-term financial instruments, such as cash and cash equivalents, short-term borrowings and customers' deposits are approximated to be the carrying amounts disclosed in the condensed consolidated balance sheet.

    The estimated fair value of fixed annuities future policy benefits is based on the status of the annuities at December 31, 1993. The estimated fair value for deferred annuities approximates the carrying amount less any surrender charges and related loans. The estimated fair value for annuities in non-life contingent payout status approximates the present value of projected benefit payments at the rate appropriate for contracts issued in 1993. At December 31, 1993, the carrying amount and fair value of fixed annuities future policy benefits, after excluding life insurance-related contracts carried at $913,127 was $17,579,008 and $16,881,747, respectively. The fair value is net of policy loans of $59,132 at December 31, 1993.

    The estimated fair value of investment certificate reserves is based upon a method appropriate for each class of certificate. The estimated fair value for investment certificates that reprice within a year approximates the carrying value. The estimated fair value for other investment certificates is determined by a discounted cash flow analysis using investment rates currently offered for investment certificates of similar remaining maturities. These amounts are reduced by applicable surrender charges and related loans. At December 31, 1993, the estimated fair value of the investment certificate reserves was $2,694,720, net of certificate loans of $67,429.

    The estimated fair value of liabilities related to segregated asset accounts is the carrying amount less variable insurance contracts carried at $346,276 and surrender charges, if applicable. At December 31, 1993, the estimated fair value of these liabilities was $8,305,209.

10.  RELATED PARTY TRANSACTIONS
    IDS has entered into various related party transactions with its parent and the parent's other affiliates.

                           IDS FINANCIAL CORPORATION
                        NOTES TO CONDENSED CONSOLIDATED
                           BALANCE SHEET -- CONTINUED
                                 ($ THOUSANDS)

10.  RELATED PARTY TRANSACTIONS -- CONTINUED
    IDS has a reinsurance agreement to assume a single premium life line of business from an affiliated company. The accompanying condensed consolidated balance sheet at December 31, 1993 includes $759,714 of liabilities for future policy benefits related to this agreement.

    IDS has a reinsurance agreement to cede 50 percent of its long-term care insurance business to an affiliated company. The accompanying condensed consolidated balance sheet at December 31, 1993 includes $44,086 of reinsurance receivables related to this agreement.

    IDS purchased a $35,000 five year secured note from an affiliated company. The note bears a market interest rate, revised semi-annually, which was 8.42 percent at December 31, 1993.

    Included in other liabilities is $30,420 at December 31, 1993 for federal income taxes payable to the parent.

11.  INCOME TAXES
    At December 31, 1993, the life insurance subsidiary had a policyholders' surplus account balance of $19,032. The policyholders' surplus is only taxable if dividends to shareholders exceed the shareholders' surplus account and/or the company is liquidated. Deferred taxes of $6,661 have not been established because no distributions of such amounts are contemplated.

                                 DRAFT CONSENT

The Board of Directors and Shareholders
IDS Financial Corporation

    We have audited, in accordance with generally accepted auditing standards, the consolidated financial statements of IDS Financial Corporation at December 31, 1993, not presented separately herein, and in our report dated February 3, 1994, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet is fairly stated in all material respects in relation to the consolidated financial statements from which it has been derived.

Ernst & Young
Minneapolis, Minnesota
February 3, 1994

                                                                       EXHIBIT A

                                    FORM OF
                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

    AGREEMENT  made the   th day of           , 199 , by and between IDS Special
Tax-Exempt Series Trust (the "Trust"), a Massachusetts business trust, and IDS Financial Corporation ("IDS"), a Delaware corporation.

PART ONE: INVESTMENT MANAGEMENT AND OTHER SERVICES

    (1) The Trust hereby retains IDS, and IDS hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Trust continuously with suggested investment planning; to determine, consistent with the investment objectives and policies of each fund making up the Trust, which securities in IDS' discretion shall be purchased, held or sold and to execute or cause the execution of purchase or sell orders; to prepare and make available to the Trust all necessary research and statistical data in connection therewith; to furnish all administrative, accounting, clerical, statistical, correspondence, corporate and all other services of whatever nature required in connection with the management and administration of the Trust and its funds as provided under this Agreement; and to pay such expenses as may be provided for in Part Three; subject always to the direction and control of the Board of Trustees (the "Board"), the Executive Committee and the authorized officers of the Trust. IDS agrees to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned. IDS agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing IDS' performance under this Agreement.
    (2) IDS agrees that the investment planning and investment decisions will be in accordance with general investment policies of each fund of the Trust as disclosed to IDS from time to time by the Trust and as set forth in its prospectuses and registration statements filed with the United States Securities and Exchange Commission (the "SEC").
    (3) IDS agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of securities for each fund of the Trust.
    (4) The Trust agrees that it will furnish to IDS any information that the latter may reasonably request with respect to the services performed or to be performed by IDS under this Agreement.
    (5) IDS is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Trust and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to prior authorization by the Board of appropriate policies and procedures, and subject to termination at any time by the Board, IDS may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, to the extent authorized by law, if IDS determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or IDS' overall responsibilities with respect to the Trust and other funds for which it acts as investment adviser.
    (6) It is understood and agreed that in furnishing the Trust with the services as herein provided, neither IDS, nor any officer, director or agent thereof shall be held liable to the Trust or its creditors or shareholders for errors of judgment or for anything except willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this Agreement. It is further understood and agreed that IDS may rely upon information furnished to it reasonably believed to be accurate and reliable.

PART TWO: COMPENSATION TO INVESTMENT MANAGER

    (1) The Trust agrees to pay to IDS, and IDS covenants and agrees to accept from the Trust in full payment for the services furnished, a fee composed of an asset charge equal to the total of 1/365th (1/366th in each leap year) of the amount computed as described below. The computation shall be made for each day on the basis of net assets as of the close of business of the full business day two (2) business days prior to the day for which the computation is being made. In the case of the suspension of the computation of net asset value, the asset charge for each day during such suspension shall be computed as of the close of business on the last full business day on which the net assets were computed. Net assets as of the close of a full business day shall include all transactions in shares of a fund recorded on the books of the Trust for that day.
    The asset charge shall be based on the net assets of the Fund as set forth in the following table.

                                  ASSET CHARGE

                 For Massachusetts, Michigan
                Minnesota, New York and Ohio                            For Insured
               -------------------------------                -------------------------------
                 Assets        Annual Rate at                   Assets        Annual Rate at
               (Billions)     Each Asset Level                (Billions)     Each Asset Level
               -----------    ----------------                -----------    ----------------
               First $0.25              0.47%                 First $1                 0.45%
               Next $0.25               0.445                 Next $1                  0.425
               Next $0.25               0.42                  Next $1                  0.4
               Next $0.25               0.405                 Next $3                  0.375
               Over $1                  0.38                  Over $6                  0.35

    (2) The fee shall be paid on a monthly basis and, in the event of the termination of this Agreement, the fee accrued shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.
    (3) The fee provided for hereunder shall be paid in cash by the Trust to IDS within five business days after the last day of each month.

PART THREE: ALLOCATION OF EXPENSES
    (1) The Trust agrees to pay:
        (a) Fees payable to IDS for its services under the terms of this Agreement.
        (b) Taxes.
        (c) Brokerage commissions and charges in connection with the purchase and sale of assets.
        (d) Custodian fees and charges.
        (e) Fees and charges of its independent certified public accountants for services the Trust requests.
        (f) Premium on the bond required by Rule 17g-1 under the Investment Company Act of 1940.
        (g) Fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against the Trust, its trustees and officers, (ii) it employs in conjunction with a claim asserted by the Board against IDS, except that IDS shall reimburse the Trust for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or IDS agrees, that it is liable in whole or in part to the Trust, and (iii) it employs to assert a claim against a third party.
        (h) Fees paid for the qualification and registration for public sale of the securities of each of the funds of the Trust under the laws of the United States and of the several states in which such securities shall be offered for sale.
        (i) Fees of consultants employed by the Trust.
        (j) Trustees, officers and employees expenses which include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for trustees, officers and employees, trustees and officers liability insurance, errors and omissions liability insurance, worker's compensation insurance and other expenses applicable to the trustees, officers and employees, except the Trust will not pay any fees or expenses of any person who is an officer or employee of IDS or its affiliates.
        (k) Filing fees and charges incurred by the Trust in connection with filing any amendment to its articles of incorporation, or incurred in filing any other document with the state of Massachusetts or its political subdivisions.
        (l) Organizational expenses of the Trust.

        (m) Expenses incurred in connection with lending portfolio securities of a fund of the Trust.
        (n) Expenses properly payable by the Trust, approved by the Board.
    (2) IDS agrees to pay all expenses associated with the services it provides under the terms of this Agreement. Further, IDS agrees that if, at the end of any month, the expenses of any fund of the Trust under this Agreement and any other agreement between the Trust and IDS, but excluding those expenses set forth in (1)(b) and (1)(c) of this Part Three, exceed the most restrictive applicable state expenses limitation, the Trust shall not pay those expenses set forth in (1)(a) and (d) through (n) of this Part Three for that fund to the extent necessary to keep the fund's expenses from exceeding the limitation, it being understood that IDS will assume all unpaid expenses and bill the Trust for them in subsequent months but in no event can the accumulation of unpaid expenses or billing be carried past the end of the Trust's fiscal year.

PART FOUR: MISCELLANEOUS

    (1) IDS shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Trust.
    (2) A "full business day" shall be as defined in the By-laws.
    (3) The Trust recognizes that IDS now renders and may continue to render investment advice and other services to other investment companies and persons which may or may not have investment policies and investments similar to those of the Trust and that IDS manages its own investments and/or those of its subsidiaries. IDS shall be free to render such investment advice and other services and the Trust hereby consents thereto.
    (4) Neither this Agreement nor any transaction had pursuant hereto shall be invalidated or in any way affected by the fact that trustees, officers, agents and/or shareholders of the Trust are or may be interested in IDS or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of IDS are or may be interested in the Trust as trustees, officers, shareholders, or otherwise; or that IDS or any successor or assignee, is or may be interested in the Trust as shareholder or otherwise, provided, however, that neither IDS, nor any officer, director, trustee or employee thereof or of the Trust, shall sell to or buy from the Trust any property or security other than shares issued by the Trust, except in accordance with applicable regulations or orders of the SEC.
    (5) Any notice under this Agreement shall be given in writing, addressed, and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party's principal place of business in Minneapolis, Minnesota, or to such other address as either party may designate in writing mailed to the other.

    (6) IDS agrees that no officer, director or employee of IDS will deal for or on behalf of the Trust with himself as principal or agent, or with any corporation or partnership in which he may have a financial interest, except that this shall not prohibit:
        (a) Officers, directors or employees of IDS from having a financial interest in the Trust or in IDS.
        (b) The purchase of securities for the Trust, or the sale of securities owned by the Trust, through a security broker or dealer, one or more of whose partners, officers, directors or employees is an officer, director or employee of IDS, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.
        (c) Transactions with the Trust by a broker-dealer affiliate of IDS as may be allowed by rule or order of the SEC, and if made pursuant to procedures adopted by the Board.
    (7) IDS agrees that, except as herein otherwise expressly provided or as may be permitted consistent with the use of a broker-dealer affiliate of IDS under applicable provisions of the federal securities laws, neither it nor any of its officers, directors or employees shall at any time during the period of this Agreement, make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except shares issued by the Trust) or other assets by or for the Trust.

PART FIVE: RENEWAL AND TERMINATION

    (1) This Agreement shall continue in effect until         , 199 , or until a
new agreement is approved by a vote of the majority of the outstanding shares of the Trust and by vote of the Board, including the vote required by (b) of this paragraph, and if no new agreement is so approved, this Agreement shall continue from year to year thereafter unless and until terminated by either party as hereinafter provided, except that such continuance shall be specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding shares of each fund of the Trust and (b) by the vote of a majority of the trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term "interested person" shall have the same meaning as set forth in the Investment Company Act of 1940, as amended (the "1940 Act").
    (2) This Agreement may be terminated by either the Trust or IDS at any time by giving the other party 60 days' written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of a fund of the Trust. The vote of the majority of the outstanding voting shares of the Fund for the purpose of this Part Five shall be the vote at a shareholders' regular meeting, or a special meeting duly called for the purpose, of 67% or more of the Fund's shares present at such meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or more than 50% of the outstanding voting shares of the Fund, whichever is less.
    (3) This Agreement shall terminate in the event of its assignment, the term "assignment" for this purpose having the same meaning as set forth in the 1940 Act.
    IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

                                          IDS SPECIAL TAX-EXEMPT SERIES TRUST

                                          By: --------------------------

                                          IDS FINANCIAL CORPORATION

                                          By: --------------------------

                                       FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

IDS INSURED TAX-EXEMPT FUND, A SERIES OF
IDS SPECIAL TAX-EXEMPT SERIES TRUST

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

                                                For      With-    Excep-
                                                         held     tion

1. Election of Board Members                    ( )      ( )      ( )

TO VOTE FOR ALL NOMINEES, MARK THE "FOR" BOX IN ITEM 1. TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE "WITHHOLD" BOX. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "EXCEPTION" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, WILLIAM H. DUDLEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.


                                         For             Against        Abstain
2. Ratification of
   Independent Auditors                  ( )               ( )            ( )

3. Approval of New Investment
   Management and
   Services Agreement                    ( )               ( )            ( )

4. Approval of a Change in
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company                               ( )               ( )            ( )

5. Approval of Changes in        FOR each policy
   Fundamental Investment        listed below (except    AGAINST        ABSTAIN
   Policies                      as marked to the        ALL            ALL
                                 contrary)
                                         ( )               ( )            ( )

If you do NOT wish to approve a policy change, please check the appropriate box below:

( )  A. Margin/Sell Short
( )  B. Pledge Assets
( )  C. Start Up Companies
( )  D. Investment Companies
( )  E. Exploration/Development
( )  F. Cash Loans
( )  G. Real Estate

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

IDS MASSACHUSETTS TAX-EXEMPT FUND, A SERIES OF
IDS SPECIAL TAX-EXEMPT SERIES TRUST

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

                                         For             With-          Excep-
                                                         held           tion

1. Election of Board Members             ( )               ( )            ( )

TO VOTE FOR ALL NOMINEES, MARK THE "FOR" BOX IN ITEM 1. TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE "WITHHOLD" BOX. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "EXCEPTION" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, WILLIAM H. DUDLEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.


                                         For             Against        Abstain
2. Ratification of
   Independent Auditors                  ( )               ( )            ( )

3. Approval of New Investment
   Management and
   Services Agreement                    ( )               ( )            ( )

4. Approval of a Change in
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company                               ( )               ( )            ( )

5. Approval of Changes in        FOR each policy
   Fundamental Investment        listed below (except    AGAINST        ABSTAIN
   Policies                      as marked to the        ALL            ALL
                                 contrary)
                                         ( )               ( )            ( )

If you do NOT wish to approve a policy change, please check the appropriate box below:

( )  A. Margin/Sell Short
( )  B. Pledge Assets
( )  C. Start Up Companies
( )  D. Investment Companies
( )  E. Exploration/Development
( )  F. Cash Loans
( )  G. Real Estate

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

IDS MICHIGAN TAX-EXEMPT FUND, A SERIES OF
IDS SPECIAL TAX-EXEMPT SERIES TRUST

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

                                         For             With-          Excep-
                                                         held           tion

1. Election of Board Members             ( )               ( )            ( )

TO VOTE FOR ALL NOMINEES, MARK THE "FOR" BOX IN ITEM 1. TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE "WITHHOLD" BOX. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "EXCEPTION" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, WILLIAM H. DUDLEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.


                                         For             Against        Abstain
2. Ratification of
   Independent Auditors                  ( )               ( )            ( )

3. Approval of New Investment
   Management and
   Services Agreement                    ( )               ( )            ( )

4. Approval of a Change in
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company                               ( )               ( )            ( )

5. Approval of Changes in        FOR each policy
   Fundamental Investment        listed below (except    AGAINST        ABSTAIN
   Policies                      as marked to the        ALL            ALL
                                 contrary)
                                         ( )               ( )            ( )

If you do NOT wish to approve a policy change, please check the appropriate box below:

( )  A. Margin/Sell Short
( )  B. Pledge Assets
( )  C. Start Up Companies
( )  D. Investment Companies
( )  E. Exploration/Development
( )  F. Cash Loans
( )  G. Real Estate

                               FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

IDS MINNESOTA TAX-EXEMPT FUND, A SERIES OF
IDS SPECIAL TAX-EXEMPT SERIES TRUST

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

                                         For             With-          Excep-
                                                         held           tion

1. Election of Board Members             ( )             ( )              ( )

TO VOTE FOR ALL NOMINEES, MARK THE "FOR" BOX IN ITEM 1. TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE "WITHHOLD" BOX. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "EXCEPTION" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, WILLIAM H. DUDLEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.


                                         For             Against        Abstain
2. Ratification of
   Independent Auditors                  ( )               ( )            ( )

3. Approval of New Investment
   Management and
   Services Agreement                    ( )               ( )            ( )

4. Approval of a Change in
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company                               ( )               ( )            ( )

5. Approval of Changes in        FOR each policy
   Fundamental Investment        listed below (except    AGAINST        ABSTAIN
   Policies                      as marked to the        ALL            ALL
                                 contrary)
                                         ( )               ( )            ( )

If you do NOT wish to approve a policy change, please check the appropriate box below:

( )  A. Margin/Sell Short
( )  B. Pledge Assets
( )  C. Start Up Companies
( )  D. Investment Companies
( )  E. Exploration/Development
( )  F. Cash Loans
( )  G. Real Estate

                                       FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

IDS NEW YORK TAX-EXEMPT FUND, A SERIES OF
IDS SPECIAL TAX-EXEMPT SERIES TRUST

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

                                         For             With-          Excep-
                                                         held           tion

1. Election of Board Members             ( )               ( )            ( )

TO VOTE FOR ALL NOMINEES, MARK THE "FOR" BOX IN ITEM 1. TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE "WITHHOLD" BOX. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "EXCEPTION" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, WILLIAM H. DUDLEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.


                                         For             Against        Abstain
2. Ratification of
   Independent Auditors                  ( )               ( )            ( )

3. Approval of New Investment
   Management and
   Services Agreement                    ( )               ( )            ( )

4. Approval of a Change in
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company                               ( )               ( )            ( )

5. Approval of Changes in        FOR each policy
   Fundamental Investment        listed below (except    AGAINST        ABSTAIN
   Policies                      as marked to the        ALL            ALL
                                 contrary)
                                         ( )               ( )            ( )

If you do NOT wish to approve a policy change, please check the appropriate box below:

( )  A. Margin/Sell Short
( )  B. Pledge Assets
( )  C. Start Up Companies
( )  D. Investment Companies
( )  E. Exploration/Development
( )  F. Cash Loans
( )  G. Real Estate

                                       FORM OF PROXY CARD

VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
THE EXPENSE OF ADDITIONAL MAILINGS

IDS OHIO TAX-EXEMPT FUND, A SERIES OF
IDS SPECIAL TAX-EXEMPT SERIES TRUST

PROXY/VOTING
INSTRUCTION CARD
___________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints William R. Pearce, Leslie L. Ogg and Robert F. Froehlke, or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on November 9, 1994, and any adjournment thereof.


TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


(client name and address)

X______________________

X______________________

Date_____________, 1994

Owners please sign as names appear at left. Executors, administrators, trustees, etc., should indicate position when signing.

                                         For             With-          Excep-
                                                         held           tion

1. Election of Board Members             ( )               ( )            ( )

TO VOTE FOR ALL NOMINEES, MARK THE "FOR" BOX IN ITEM 1. TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE "WITHHOLD" BOX. TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE "EXCEPTION" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Fourteen board members are to be elected at the meeting.  The nominees are LYNNE
V. CHENEY, WILLIAM H. DUDLEY, ROBERT F. FROEHLKE, DAVID R. HUBERS, HEINZ F. HUTTER, ANNE P. JONES, DONALD M. KENDALL, MELVIN R. LAIRD, LEWIS W. LEHR, WILLIAM R. PEARCE, EDSON W. SPENCER, JOHN R. THOMAS, WHEELOCK WHITNEY, C. ANGUS WURTELE.


                                         For             Against        Abstain
2. Ratification of
   Independent Auditors                  ( )               ( )            ( )

3. Approval of New Investment
   Management and
   Services Agreement                    ( )               ( )            ( )

4. Approval of a Change in
   Investment Policies to Permit
   the Fund to Invest All its
   Assets in Another Investment
   Company                               ( )               ( )            ( )

5. Approval of Changes in        FOR each policy
   Fundamental Investment        listed below (except    AGAINST        ABSTAIN
   Policies                      as marked to the        ALL            ALL
                                 contrary)
                                         ( )               ( )            ( )

If you do NOT wish to approve a policy change, please check the appropriate box below:

( )  A. Margin/Sell Short
( )  B. Pledge Assets
( )  C. Start Up Companies
( )  D. Investment Companies
( )  E. Exploration/Development
( )  F. Cash Loans
( )  G. Real Estate

Dear Shareholder,

The Board of Directors is recommending significant changes in the structure of the fund. It is important for you to study the proposals in the proxy statement carefully. By voting and mailing your proxy card promptly, you will save the fund the cost of additional proxy solicitation. For a quick overview of the proposals, here is a summary.

The first two proposals, election of directors and ratification of auditors, are matters requiring shareholder action at every regular meeting of shareholders.

Proposal (3) is a new Investment and Services Agreement. The new agreement will enable the Fund to be structured to offer multiple classes of shares. The Board, like the Boards of other funds in the IDS MUTUAL FUND GROUP, believes that the fund should offer more than one class of shares. This would permit investors to choose the method of paying the costs of distribution that suits them best. For example, investors could choose a front-end sales charge or a deferred contingent sales charge. It also would permit institutional investors, retirement plans and fixed fee accounts to pay distribution costs in other ways. If shareholders approve the new agreement, the Board will approve other new agreements with IDS and implement the multiple class structure.

Proposals (4) is a new investment policy that will permit the fund to invest all of its assets in another investment company. If this proposal is approved, the Board could adopt another new structure establishing a master investment fund and related feeder shareholder funds. This is explained in detail in the proxy statement. The Board would approve such structure only if it believes the structure is in the interest of shareholders.

Proposal (5) makes a number of investment policies "non-fundamental." That is, the Board, instead of shareholders as is now the case, could make changes to the policies. The purpose is flexibility. By giving the power to change the policies to the Board, changes can be made as regulations change or as new investment strategies and products are developed.

Let me urge you to study and vote the enclosed proxy card. The Board strongly supports these proposals because they serve shareholders' interests.


                                       -2-